Subsequent Events	12 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

On July 20, 2026, the Company’s American Depositary Shares (“ADSs”) commenced trading on the Nasdaq Global Select Market under the ticker symbol “CUVL.” The ADS program was upgraded from the Company’s existing over-the-counter American Depositary Receipt program. No capital was raised and no new ordinary shares were issued in connection with the Nasdaq listing.

On July 23, 2026, the Company announced a strategic reorganization of its operations to further align the business with its expanding U.S. commercial and development activities. The reorganization includes the planned relocation of the Company’s corporate headquarters to the United States effective January 1, 2027, and a reduction of the Company’s global workforce.

On July 13, 2026, the Company announced that Health Canada approved SCENESSE® (afamelanotide 16 mg) for the treatment of adult patients with erythropoietic protoporphyria (“EPP”).

On August 27, 2026, the Board of Directors approved a dividend of AUD $0.05 per ordinary share. The dividend is payable on September 28, 2026 to shareholders of record as of September 8, 2026.

On August 27, 2026, the Company announced that its Board of Directors is evaluating a potential corporate restructuring that could include the establishment of a new parent holding company, a full listing on Nasdaq, and a delisting from the Australian Securities Exchange. No final decision has been made, and any such transaction remains subject to further evaluation, regulatory approvals, and shareholder approval, where required.